The Phoenix Edge Series Fund

                 Supplement for the Prospectus dated May 1, 2004


Phoenix-AIM Mid-Cap Equity Series

At a Special Meeting held on December 1, 2004, the shareholders of the Phoenix-AIM Mid-Cap Equity Series approved an Agreement and Plan of Reorganization. This Agreement and Plan of Reorganization resulted in transferring all of the assets and stated liabilities of the Phoenix-AIM Mid-Cap Equity Series in return for Series I shares of the AIM V.I. Mid Cap Core Equity Fund, a series of AIM Variable Insurance Funds (AVI), resulting in the complete liquidation of the Phoenix-AIM Mid-Cap Equity Series.

The Agreement and Plan of Reorganization took effect following the close of business on December 3, 2004.


Dated: December 6, 2004        Please keep this supplement for future reference.


TF873